Exhibit 99.1

ADS-TEC Energy GmbH, a Leading Ultrafast Battery Charging Company, to Become a Publicly Listed Company through Business Combination with European Sustainable Growth Acquisition Corp.

ADS-TEC Energy’s Promising Energy Management Technology Platforms Enable Ultrafast Charging Utilizing Existing, and even Low Power, Energy Grid infrastructure

Business Combination with EUSG Enables Expansion and Scale-up of ADS-TEC Energy Platforms into European and US Markets

Company Secured a fully subscribed $156 Million in PIPE Investment in connection with the Transaction at $10.00 per share from leading ESG and blue-chip investors including Invesco, APG, Swedbank Robur, Bosch and Polar Structure, among others

Nürtingen, Germany and New York, NY – August 11, 2021 – ADS-TEC Energy GmbH (“ADS-TEC Energy” or “the Company”), a global leader in battery buffered ultrafast charging technology, and European Sustainable Growth Acquisition Corp. (NASDAQ: EUSG) (“EUSG”), a publicly traded special purpose acquisition company focused on identifying Europe-based, high growth, technology-enabled businesses that utilize green technologies, today announced that they have entered into a definitive business combination agreement. Upon the closing of the transaction the combined entity will be named ADS-TEC Energy and remain listed on the Nasdaq Capital Market.

A substantial portion of the proceeds from the transaction will be used to accelerate the expansion of ADS-TEC Energy’s storage solutions, charging and energy management platforms in the U.S. and Europe and continue the development and enhancement of the company’s existing technology platforms. To facilitate that expansion, ADS-TEC Energy intends to increase its US presence and operations.

At a time when the world needs tangible and scalable solutions to climate change, ADS-TEC Energy’s battery buffered technology enables widespread, ultrafast charging (up to 320kW) on existing power-limited grids without additional infrastructure power upgrades. This allows for the introduction of ultrafast charging to previously unaddressed geographies and segments such as city centers, remote and rural areas, helping to ensure more inclusive access to EV charging. ADS-TEC Energy’s electric vehicle charging platforms also offer operators the opportunity to generate multiple revenue streams, including advertising, grid services, swarm operations and intelligent distributed energy management. In addition, the Company’s established commercial and industrial platforms offer customizable energy storage solutions that optimize energy management and enable a variety of grid services for customers.

ADS-TEC Energy’s customer base includes well-known blue-chip customers, which is testament to the company’s capabilities and the charging capacity of its platform.  With hundreds of battery buffered ChargeBox platforms already delivered, and with existing certifications in both US and European markets, ADS-TEC Energy is well-positioned for rapid expansion globally as the need for ultrafast charging capabilities increases with the transition to an all-electric economy.  ADS-TEC Energy’s management team, led by Founder and Chief Executive Officer Thomas Speidel, will continue to lead ADS-TEC Energy following the transaction.

With the new International Panel on Climate Change’s (IPCC) August 9 report providing the UN’s most dire warning yet regarding the potentially alarming consequences of rising emissions and temperatures, society urgently needs solutions that can move the planet toward a net zero emission economy. The EU and the US administrations have identified transportation as a core part of managing their climate agendas and the race to scale EVs is continuing to gain traction, supported by major commitments from industries including automotive and energy. ADS-TEC’s globally scalable and powerful storage solutions and energy management platforms provide solutions that can enable that transition. Specifically, ADS-TEC platforms can bring access to rapid charging capabilities to new markets and help overcome existing barriers to expanding the utilization of electric vehicles and reducing emissions.

“Our vision is to provide platforms accompanied by long-term services that will accelerate the intelligent transition to an all-electric world, and we are excited to partner with EUSG to help us achieve that goal,” said Mr. Speidel. “EUSG’s board has substantial experience building successful enterprises and a foundation ingrained in sustainable ESG investing. With EUSG’s funding and expertise, combined with our existing investor base and strong client network, we believe will be able to expand our technology into the EU and U.S. markets, delivering charging speeds and capabilities that would otherwise not be possible on existing networks. We will also work to ensure that EV charging is accessible to all, in line with sentiment expressed in the UN Sustainable Development Goals.”

“As the world searches for solutions that can deliver net zero emissions, Thomas and his team have differentiated ADS-TEC Energy from the competition,” said Lars Thunell, Chairman of EUSG. “ADS-TEC’s sustainable technology platforms expand and enhance the capabilities of existing energy grids to allow for a more effective migration to electric mobility. With their existing technology, potential for expansion into new markets and multiple revenue drivers for operators, ADS-TEC Energy is exceptionally well positioned to become a leader in electric vehicle and mobile charging infrastructure. We look forward to leveraging ADS-TEC Energy’s innovation and our expertise to enhance the electrification of our economy.”

Transaction Overview

The pro forma market capitalization of the combined company is approximately $580 million. EUSG has also secured commitments of a fully subscribed $156 million in a Private Investment in Public Equity (“PIPE”) at $10 per share, that is anticipated to close one business day prior to the business combination. Investors in the PIPE include, amongst others, APG, Invesco, Polar Structure and SwedbankRobur. A portion of the proceeds from the PIPE will be used to fund the cash consideration required to effect the business combination.

ADS-TEC Energy is currently 61% owned by ADS-TEC Holding GmbH (“ADSH”) and 39% owned by Bosch Thermotechnik GmbH (“Bosch”). ADSH, Bosch and EUSG’s sponsors are substantially participating in the PIPE. ADSH is 100% owned by the family of the CEO and his family’s charitable foundation; the CEO has a majority of the votes in ADSH.

A substantial portion of the funds from the transaction will be used to accelerate the development of ADS-TEC Energy’s charging platforms and expand the Company’s reach into the United States and Europe.

The boards of directors of both ADS-TEC Energy and EUSG have unanimously approved the transaction, which is expected to be completed in the fourth quarter 2021. Completion of the proposed transaction is subject to, among other things, the approval of the shareholders of EUSG, satisfaction of the conditions stated in the definitive agreement and other customary closing conditions.

Advisors

EarlyBirdCapital and ABN AMRO Securities (USA) LLC are serving as financial advisors to EUSG and placements agents in the PIPE. Carnegie Investment Bank is serving as a selling agent in the PIPE. Raymond James is serving as M&A advisor to EUSG and placement agent in the PIPE. The German KPMG member firm is serving as M&A advisor to ADS-TEC Energy. Reed Smith LLP is serving as lead legal counsel to EUSG, Arthur Cox is serving as legal advisor in Ireland and Maples Group is serving as legal advisor in the Cayman Islands to EUSG. CMS Hasche Sigle Partnerschaft von Rechtsanwälten und Steuerberatern mbB and Alston & Bird LLP are serving as legal advisors to ADS-TEC Energy.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed business combination, ads-tec Energy plc (“Holdco”), an affiliate of EUSG, will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a prospectus of Holdco and a proxy statement of EUSG. Holdco and EUSG also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of EUSG. INVESTORS AND SHAREHOLDERS OF EUSG ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Holdco and EUSG once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Holdco, EUSG, Bosch, ADSH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of EUSG in connection with the proposed transaction. Information about the directors and executive officers of EUSG is set forth in EUSG’s initial public offering prospectus, which was filed with the SEC on January 22, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the business combination involving the Company and EUSG, the Company and EUSG’s ability to consummate the transaction, the expected closing date for the transaction, the benefits of the transaction and the combined company’s future financial performance following the transaction, as well as the combined company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and EUSG disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company and EUSG caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and EUSG. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of the Company’s business and expansion strategy; (4) consumer failure to accept and adopt electric vehicles; (5) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated; (6) the possibility that the Company’s technology and products could have undetected defects or errors; (7) the effects of competition on Company’s future business; (8) the inability to successfully retain or recruit officers, key employees, or directors following the proposed business combination; (9) effects on the combined company’s public securities’ liquidity and trading; (10) the market’s reaction to the proposed business combination; (11) the lack of a market for the combined company’s securities; (12) the combined company’s financial performance following the proposed business combination; (13) costs related to the proposed business combination; (14) changes in applicable laws or regulations; (15) the possibility that the novel coronavirus (“COVID-19”) may hinder the Company and EUSG’s ability to consummate the business combination; (16) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of the Company; (17) the possibility that the Company or EUSG may be adversely affected by other economic, business, and/or competitive factors; and (18) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by EUSG. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company and EUSG’s expectations and projections can be found in EUSG’s initial public offering prospectus, which was filed with the SEC on January 22, 2021. In addition, EUSG’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

About ADS-TEC Energy

ADS-TEC Energy is a company of ADS-TEC group, and is part-owned by BOSCH Thermotechnik GmbH. The Company is headquartered in Nürtingen near Stuttgart (Germany), with a production site near Dresden (Germany). ADS-TEC Energy is drawing on decades of experience with lithium-ion technologies, storage solutions and fast charging systems, including the corresponding energy management systems. Its new fast charging technology for electric vehicles has the potential to be transformative and features a unique compact design. An exceptional high integration depth enables high quality and functionality of the produced battery technology. Apart from the cells, all its components are developed and produced in-house. ADS-TEC Energy’s high development depth and vertical integration makes it a valuable partner for automotive, OEMs, utility companies, and charge-operators.

About European Sustainable Growth Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. EUSG intends to concentrate its efforts on identifying Europe-based, high growth, technology-enabled businesses that utilize green technologies, aligning with ESG principles and the UN Sustainable Development Goals, and addressing consumer preferences for lifestyles driven by sustainability. The Company is sponsored by a team led by its Chairman, Lars Thunell, and a management team led by Co-CEOs Pieter Taselaar and Matheus (Thijs) Hovers, President Karan Trehan and board members Wilco Jiskoot and Elaine Grunewald, and advisors Marc Rothfeldt, Bazmi Hussain, Fredrik Ljungström, Jonathan Copplestone, and Aaron Greenberg is project manager.

Contacts:

For EUSG

Investor Contact:

Patrick Moroney

Chief Financial Officer and Secretary, EUSG

(914) 819-3746

Media Contact (US):

Steve Bruce/Taylor Ingraham

ASC Advisors

(203) 992-1230

tingraham@ascadvisors.com

For ADS-TEC Energy (Media contact)

Antonia Stranzinger

presse-energy@ads-tec.de

+49-7022-2522-2306

5